UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d)

Of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 26, 2005

BUFFALO WILD WINGS, INC.

(Exact name of registrant as specified in its charter)

Minnesota

(State or Other Jurisdiction of Incorporation)

000-24743	31-1455913
(Commission File Number)	(IRS Employer Identification No.)

1600 Utica Avenue South, Suite 700

Minneapolis, Minnesota 55416

(Address of Principal Executive Offices) (Zip Code)

(952) 593-9943

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On July 26, 2005, Buffalo Wild Wings, Inc. issued a press release announcing its 2005 second quarter financial results. Attached hereto as Exhibit 99.1 and incorporated in this Report as if fully set forth herein is the full text of the press release.

The information contained in this Current Report on Form 8-K and the exhibit hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and shall not be incorporated by reference into any registration statement pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(a)	Financial statements: None.

(b)	Pro forma financial information: None.

(c)	Exhibits:

99.1 Press	Release dated July 26, 2005

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 26, 2005

BUFFALO WILD WINGS, INC.

By	/s/ James M. Schmidt
James M. Schmidt, Senior Vice
President, General Counsel and Secretary

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

BUFFALO WILD WINGS, INC.

EXHIBIT INDEX TO FORM 8-K

Date of Report: July 26, 2005

Commission File No.: 000-24743

BUFFALO WILD WINGS, INC.

EXHIBIT NO.	ITEM
99.1	Press Release dated July 26, 2005